UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2026

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders

The 2026 Annual Meeting of Stockholders of the Company (the “2026 Annual Meeting”) was held by remote communication in the form of both a dial-in conference call and an audio webcast rather than an in-person event on Thursday, June 11, 2026, at 9:30 a.m. Eastern Time, for the following purposes:

1.	To elect to one-year terms as Directors of the Company the seven nominees listed in the 2026 Proxy Statement.
2.	To approve a non-binding advisory resolution on the Company’s executive compensation program.
3.	To approve the Company’s 2025 Stock Option and Incentive Plan.
4.	To approve an amendment to the Company’s Certificate of Incorporation to reflect certain Delaware law provisions regarding the exculpation of officers.
5.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2026.

At the 2026 Annual Meeting, there were present in person or by proxy 7,397,695 shares of the Company’s common stock, representing more than 81% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 24, 2026:

	For	Withheld	Broker Non-Votes
Gloria J. Basse	5,177,979	9,815	2,209,901
P. Olivier te Boekhorst	5,180,197	7,597	2,209,901
Anthony A. Dimarco	5,179,503	8,291	2,209,901
Gilles Guillemette	5,166,860	20,934	2,209,901
David S. Tomsche	5,173,863	13,931	2,209,901
Kathy V. Turner	5,166,863	20,931	2,209,901
Paul R. Wainman	5,177,135	10,659	2,209,901

On the basis of this vote, each of the seven nominees was elected to a one-year term as a Director of the Company.

2.	To approve a non-binding advisory resolution on the Company’s executive compensation program:

For	Against	Abstain	Broker Non-votes
4,793,553	29,155	365,086	2,209,901

92.4% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the non-binding advisory resolution on the Company’s executive compensation program was approved.

3.	To approve the Company’s 2025 Stock Option and Incentive Plan:
For	Against	Abstain	Broker Non-votes
4,689,407	18,453	479,934	2,209,901

90.39% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the matter was approved.

4.	To approve an amendment to the Company’s Certificate of Incorporation to reflect certain Delaware law provisions regarding the exculpation of officers:

For	Against	Abstain	Broker Non-votes
4,851,019	325,531	11,244	2,209,901

53.62% of total shares outstanding voted in favor. On the basis of this vote, the amendment to the Company’s Certificate of Incorporation to reflect certain Delaware law provisions regarding the exculpation of officers was approved.

5.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2026:

For	Against	Abstain	Broker Non-votes
7,344,196	14,645	38,854	0

99.28% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2026 was ratified.

Item 9.01.  Exhibits.

(d)           Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: June 17, 2026	By:	/s/ Olivier te Boekhorst
Olivier te Boekhorst
President and Chief Executive Officer

/s/ Timothy C. Fiori
Timothy C. Fiori
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)